Exhibit 10.1

PURCHASE AND SALE AGREEMENT

AGREEMENT (“AGREEMENT”), made as of Aprl 19, 2021, by and among the strategic alliance of Phoenix Equipment Corporation, a New Jersery Corporation located at 333 Broad Street, Red Bank, NJ 07701, Branford Auctions, LLC., a Connecticut Limited Liability Company located at 896 Main Street, Branford, CT 06405, and Perry Videx LLC, a New Jersey Limited Liability Company located at 25 Hainesport-Mt Laurel Road, Hainesport, NJ 08036 (collectively the “PURCHASER” or the “AUCTIONEER”) and AIM ImmunoTech, Inc., a Florida Corporation with offices located at 2117 SW Highway 484, Ocala, FL 34473 (the “SELLER”). SELLER and PURCHASER are sometimes referred to individually herein as a “PARTY” or, collectively, the “PARTIES.”

WHEREAS, SELLER is the owner of certain ASSETS and desires to sell it to PURCHASER and PURCHASER agrees to purchase from SELLER certain assets described in Schedule “A” (the “ASSETS”) to the AGREEMENT;

WHEREAS, SELLER desires to sell said ASSETS to PURCHASER and PURCHASER desires to purchase the ASSETS from SELLER, on the terms set forth herein.

WHEREAS, PURCHASER desires to acquire such ASSETS in accordance with the terms and conditions set forth in this AGREEMENT and then offer the ASSETS for sale in one or more sales including a public online auction (the “AUCTION”)

NOW, THEREFORE, in consideration of the foregoing recitals, which are made a part of this AGREEMENT, the representations, warranties and covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by all parties, it is agreed by and between the PARTIES as follows:

1.	Purchase and Sale. SELLER agrees to sell to PURCHASER, and PURCHASER agrees to purchase from SELLER, all of SELLER’s right, title and interest in the ASSETS described on the attached Schedule A. PURCHASER is buying the ASSETS from SELLER on an “as is, where is” basis with no warranties and representations either expressed or implied by SELLER.

2.	Purchase Price. The purchase price for the covenants, agreements, and representations made in this AGREEMENT by SELLER, and for the sale of the ASSETS to PURCHASER, shall be the sum of Two Hundred Forty-Five Thousand Five Hundred dollars ($245,500.00) (the “PURCHASE PRICE”).

3.	No Assumed Obligations or Liabilities. Without regard to whether any law, governmental authority or any other third party may impose or attempt to impose any liability of SELLER, in whole or in part, on PURCHASER, PURCHASER does not assume, and SELLER shall continue to be solely liable for, all liabilities and obligations, fixed or contingent, known or unknown, of SELLER.

a.	Delivery and Payment. SELLER and PURCHASER acknowledge that the equipment is located at 783 Jersey Ave, New Brunswick, NJ 08901 (the “PREMISES”), that the facility is leased by SELLER, and has authorized PURCHASER full access to the facility to prepare the ASSETS for sale, conduct third party inspections, conduct the online auction, and allow unobstructed access for removal of the ASSETS upon execution of the AGREEMENT for a period of 120 calander days from execution of the AGREEMENT (the “TERMINATION DATE”). PURCHASER will pay the PURCHASE PRICE in full within 48 hours of execution of the AGREEMENT and inspection of the ASSETS following the SELLER’s end of production. PURCHASER will have the exclusive right to sell the ASSETS upon execution of this AGREEMENT. Title shall pass to PURCHASER upon execution of this AGREEMENT and payment in full.

b.	Wire Transfer Instructions: Attached

4.	Utility Disconnection; Asset Removal. SELLER agrees that it shall disconnect all utilities to the ASSETS and drain fluids in accordance with PURCHASER’s instructions.

5.	Insurance. SELLER shall continue to maintain insurance coverage on the ASSETS until the contract expires or until the ASSETS is removed frm the premises, whichever occurs first.

6.	Representations and Warranties. SELLER represents and warrants that:

(i)	It is authorized to sign this AGREEMENT and perform the transactions contemplated by this AGREEMENT, and this AGREEMENT constitutes a valid and legally binding obligation of SELLER, enforceable in accordance with its terms.

(ii)	It shall be responsible at its sole cost and expense to provide all public utility services, including but not limited to heat, water and electricity, phone lines, waste containers, and snow removal.

(iii)	It shall provide adequate security services so as to protect and secure the PREMISES.

(iv)	It is authorized to provide access to the ASSETS and the PREMISES in accordance with Section 3-a above. No lease, contract or other instrument prohibits or restricts PURCHASER from reselling the ASSETS, through public auction or otherwise, at the PREMISES.

(v)	It shall deliver to PURCHASER good and marketable title to all ASSETS free and clear of any lien, security interest, leasehold interest, co-ownership interest or any other type of encumbrance or interest.

(vi)	It shall provide to PURCHASER any lien releases or UCC-3 terminations on all existing assets subject to leases or encumbrances that are to be paid off.

(vii)	The transactions contemplated by this AGREEMENT will not constitute a bulk sale subject to the Bulk Transfer Article of the Uniform Commercial Code for any state in which any of the ASSETS are located.

(viii)	None of the ASSETS infringes or violates (or contains any parts or components which infringe or violate) any third party’s copyright, patent, trademark, trade secret or other proprietary rights.

(ix)	It will allow PURCHASER to: advertise the equipment to be sold as “Surplus to the Continuing Operations of AIM ImmunoTech”, use the AIM ImmunoTech logo, and state the address of the PREMISES.

(x)	No Hazardous Substances are contained in or made a part of the Assets. For purposes of this AGREEMENT, the term “Hazardous Substances” shall mean, either individually or collectively, any chemical, solid, liquid, gas or other substance having the characteristics identified in, listed under, or designated pursuant to (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA) as amended, 42 USCA Section 9601(4), as a ‘hazardous substance,” (b) the Resource, Conservation and Recovery Act, 42 USCA Sections 6903(5) and 6921, as “Hazardous Waste,” or (c) any other laws, statutes, or regulations of a governmental or political subdivision or agency thereof, as presenting an imminent and substantial danger to the public health or welfare or to the environment, or as otherwise requiring special handling, collection, storage, treatment, disposal, or transportation.

(xi)	None of the ASSETS or any components thereof, or related software or technology required a U. S. Government license for export from the United States to countries other than those which are subject to comprehensive embargoes or support for terrorism (currently, Cuba, Iran, Iraq, Libya, North Korea, Sudan, or Syria as the same may change from time to time) except those specifically listed in writing delivered by SELLER to AUCTIONEER, with the respective Export Control Classification Numbers for such listed Assets.

(ix)	SELLER agrees to defend PURCHASER (by counsel satisfactory to PURCHASER) and indemnify PURCHASER and hold PURCHASER harmless from and against any claim, demand, cause of action, liability or expense (including reasonable attorneys’ fees) asserted against or incurred by PURCHASER in connection with SELLER’s breach of any of its representations, warranties or covenants contained in this AGREEMENT.

PURCHASER represents and warrants that:

(i)	It shall remove all ASSETS no later than the TERMINATION DATE and PREMISES shall be left in a clean and tidy condition incuding the repair and replacement of any walls or fences that were moved or taken down to facilitate the removal of the ASSETS. PURCHASER is not responsible for filling in any existing pits or rebuilding/patching any holes in walls or ceilings that already exist.

(ii)	It shall remove all debris created by the AUCTION, or during AUCTION preparation, or remaining unsold ASSETS from PREMISES no later than the TERMINATION DATE. PURCHASER will utilize the refuse containers and removal service provided by SELLER for such debris.

(iii)	It shall furnish the necessary labor and supplies to conduct the AUCTION.

(iv)	Provide 3 business days notice prior to removal of equipment form the building.

(v)	The operation must be conducted during normal business hours Monday to Friday 8:30 AM to 5:00 PM unless previously arranged.

7.	Communications. All notices and other communications required or permitted by this AGREEMENT will be effective on receipt and must be in writing and delivered via United States mail or a nationally recognized overnight courier service, postage prepaid and registered or certified with return receipt requested, to the following address:

If to SELLER:	AIM ImmunoTech, Inc.
2117 SW Hwy 484
Ocala, FL 34473
ATTN: Peter Rodino, Chief Operating Officer
Phone: (352) 448-7797
Email: peter.rodino@aimimmuno.com

If to PURCHASER:	Phoenix Equipment Corporation
333 Broad Street
Red Bank, NJ 07701
Attn: Jesse Spector
jesse@phxequip.com
Phone (732) 709-7157

Branford Auctions, LLC
896 Main Street
Branford, CT 06405
Attn: Jamie Gardner
jgardner@TheBranfordGroup.com
Phone (203) 488-7020

Perry Videx LLC
25 Hainesport-Mt Laurel Road
Hainesport, NJ 08036, USA
Attn: Gregg Epstein
gepstein@perryvidex.com
Phone (609) 267-1600

8.	Entire AGREEMENT. This AGREEMENT constitutes the entire agreement and understanding between SELLER and PURCHASER and will supercede any prior agreement, understanding or discussions relating to the transaction contemplated by this AGREEMENT.

9.	Counterparts; Facsimile Signatures. This AGREEMENT may be executed in one or more counterparts, each of which will be deemed an original and all of which, taken together, will constitute one and the same agreement. Delivering signatures via facsimile or electronic mail shall be an acceptable means of executing this AGREEMENT, and signatures so delivered shall be fully binding on the signing party.

10.	Force Majeure. Notwithstanding any of the terms of this AGREEMENT to the contrary, PURCHASER shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this AGREEMENT and the resale period and the TERMINATION DATE shall be extended accordingly if PURCHASER is unable to conduct the sale due to or because of any strike or lockout, civil commotion, war-like operation, invasion, rebellion, terrorist act, hostilities, military or usurped power or sabotage or hurricane, tornado, flood, mudslide, fire, act of God, or any other similar cause that is beyond the control of PURCHASER.

11.	Arbitration. The PARTIES agree to submit all controversies, claims and matters of difference arising out of or relating to this AGREEMENT to arbitration in Middlesex County, New Jersey, in accordance with the Commercial Arbitration Rules of the American Arbitration Association from time to time in effect. Any controversy or claim arising out of or related to this AGREEMENT, or any alleged breach of terms hereof, shall be settled by arbitration in accordance with the rules, procedures and regulations promulgated by the American Arbitration Association (“Arbitration Proceeding”). The PARTIES hereby agree that the award rendered by the person conducting the Arbitration Proceeding (“Arbitrator”) shall be final and non-appealable, and judgment may be entered upon the award in accordance with applicable law in any court having jurisdiction thereof.

a.	Payment of Arbitration Proceeding Costs and Fees. All costs and fees incurred by both PARTIES in connection with an Arbitration Proceeding, including but not limited to their respective attorney’s fees and the fees to be paid to the Arbitrator, shall be paid by the PARTY who is deemed by the Arbitrator to be in default under the terms of this AGREEMENT; unless the Arbitrator apportions the costs and fees incurred in connection with the Arbitration Proceeding in a different manner or proportion.

12.	Governing Law; Jurisdiction. This AGREEMENT shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Connecticut as applied to agreements made in such State, without regard for choice of law principles. Each PARTY consents to jurisdiction and service of process within Connecticut for any action or proceeding arising under this AGREEMENT, and venue in any such action will lie in New Haven County, Connecticut.

13.	Severability. The provisions of this AGREEMENT shall be severable. Should any part, term or provision of this AGREEMENT be construed by any court of competent jurisdiction to be legally invalid or unenforceable for any reason, the legality, validity and enforceability of the remaining parts, terms and provisions shall not be affected thereby.

IN WITNESS WHEREOF, the undersigned PARTIES have caused this AGREEMENT to be executed as of the date first set forth above.

AIM IMMUNOTECH, INC.		PHOENIX EQUIPMENT CORPORATION

By:	/s/ Peter W. Rodino	By:	/s/ Jesse Spector
Name:	Peter W. Rodino, Esq.	Name:	Jesse Spector
Title:	COO & General Counsel	Title:	President
Date:	4/19/2021	Date:	April 19, 2021

BRANFORD AUCTIONS, LLC

By:	/s/ James Gardner
Name:	James Gardner
Title:	Partner
Date:	4/19/2021

PERRY VIDEX LLC

By:	/s/ Gregg Epstein
Name:	Gregg Epstein
Title:	President
Date:	4/19/2021

SCHEDULE A

ASSETS

Alferon Equipment List
Location Room#	Equipment	AIM ID#	Description	Manufacturer	Model/ Serial#	Qty
707	Laminar flow Hood	2254	Laminar flow hood	Dexon	HF75E-590-253/ 25802	1
	pH meter with Printer	3344	Portable pH meter with Inlab Expert pro rpobe.	Mettler Toledo	Seven Compact/ B450351641	1
	Refrigerator	3252	Double glass door Refrigerator, 4 Shelves	Thermo Scientific	RGL5004A25/ 0112782401130723	1
	Hood	1761	Laminar flow hood with 2 shelves. Designed to perform purification with column	The Baker company	CG-50/ CG-126	1
307	Autoclave	2351	Double Door Sterilizer, 316 L SS. Allen Bradley Panel, 316 L SS loading cart with loading rack	Primus	PSS6-R-SSDD/ 16972	1
	Bioreactor	N/A	60 L Bioreactor with control panel an utilities ready for water heater, temp control, clean steam sterilization, DO,pH,ORP probes	Bioengineering	D1659	1
317	Kettle	1185	Solution make up kettle 316 L SS, 200 L capacity, with agitator Volume measurement stick	Cherry Burell	0/ 9.26-80-12	1
	Temp Control Water bath	2305	Waterbath with separate chiller chiller, Temp range 100 C max. Chiller range 0-30C	Thermo Electron	RWB3220A-2/ r24s-509876-SS	1

Alferon Equipment List
Location Room#	Equipment	AIM ID#	Description	Manufacturer	Model/ Serial#	Qty
711	Biological safety cabinet	6069	Bio Safety Cabinet with glass door, Class II Type A B3	Nu-Aire	NU-425-600/ 12052100801	1
	Biological safety cabinet	3324	Bio Safety Cabinet with glass door, Class II Type A B3	Nu-Aire	NU-425-600/ 12052100801	1
	Portable SS Tank	1610	316 L SS, with wheels, agitator, jacketed, lid, Quick connects for Jacket	Cherry Burell	BD# 3207/ E-220-89-3	1
	Portable SS Tank	1609	316 L SS, with wheels, agitator, jacketed, lid, Quick connects for Jacket	Cherry Burell	BD# 3206/ E-220-89-2	1
	Heavy Duty Centrifugal Pump	3041	Pump with Cart, Heavy duty, Siemens controller,	Griswold	S-AA-10019/0030010460	1
711	Heavy Duty Centrifugal Pump	3042	Pump with Cart, Heavy duty, Siemens controller,	Griswold	S-AA-10019/0030010461	1
	Centrifuge	2032	Refrigerated, rotors with 6 1 L buckets, 6000 RPM max	Sorvall Instruments	RC-3B/ 8603108	1
	Centrifuge	1642	Refrigerated, rotors with 6 1 L buckets, 6000 RPM max	Sorvall Instruments	RC-3B/ 9002649	1
	Centrifuge from Worthington		Sorvall RC3-C	Sorvall Instruments	RC3-C	1
	Centrifuge from Worthington		Sorvall RC3-C	Sorvall Instruments	RC3-C	1
	Centrifuge from Worthington		Beckman J-6B	Beckman	J-6B	1
	Centrifuge from Worthington		Beckman J-6B	Beckman	J-6B	1

Alferon Equipment List
Location Room#	Equipment	AIM ID#	Description	Manufacturer	Model/ Serial#	Qty
	Quantasep Chromatography system	3102	Chromatography system w/ PC	Sepragen	QS100R/ AJMQ-1S22	`1
712	pH meter with Printer	2238	Portable pH meter with Inlab Expert pro probe.	Mettler Toledo	Seven Easy/ 1227026128	1
	Portable SS Tank	N/A	316 L SS, 200 L, jacketed, lid, Quick connects for Jacket	Cherry Burell	E-220-89-1	1
	Portable SS Tank	3176	316 L SS, 100 L jacketed, lid, Quick connects for Jacket	T&C	NB#1219/ TC7531	1
	Heavy Duty Centrifugal Pump	3198	Heavy duty	Griswold	S-AA-10019/0030010464	1
	Heavy Duty Centrifugal Pump	3196	Heavy Duty	Griswold	S-AA-10019/0030010462	1
	Heavy Duty Centrifugal Pump	3197	Heavy duty	Griswold	S-AA-10019/0030010463	1
	Peristaltic Pump	3033	Pump with STA-PURE tubing, Same side inlet outlet	Watson Marlow	620 UNRE/ M012370	1
	Peristaltic Pump	3034	Pump with STA-PURE tubing, Same side inlet outlet	Watson Marlow	620 UNRE/ M012371	1
	Peristaltic Pump	3035	Pump with STA-PURE tubing, Same side inlet outlet	Watson Marlow	620 UNRE/ M012370	1
	Peristaltic Pump	3036	Pump with STA-PURE tubing, Same side inlet outlet	Watson Marlow	620 UNRE/ M012375	1
	Peristaltic Pump	3038	Pump with STA-PURE tubing, Same side inlet outlet	Watson Marlow	620 UNRE/ M012373	1
712	Peristaltic Pump	3039	Pump with STA-PURE tubing, Same side inlet outlet	Watson Marlow	620 UNRE/ M012370	1

Alferon Equipment List
Location Room#	Equipment	AIM ID#	Description	Manufacturer	Model/ Serial#	Qty
	Peristaltic Pump	3333	Pump with STA-PURE tubing, opposite side inlet outlet	Watson Marlow	720 UNRE/ O031911	1
	Centrifugal Pump	3026	Centrifugal Pump	N/A	N/A	1
	Centrifugal Pump	3014	Centrifugal Pump	N/A	N/A	1
	BioSafety Cabinet	1535	Bio safety Cabinet with sliding glass door	Sterigard, The baker company	SG-400/ SG-27821V	1
712	BioReactor	3167	600 L SS, 600 L Capacity, Fully Automatic, Bioengineering control panel with utilities ready for Temp control, CIP, SIP, Agitation, pH, ORP, DO probes	BioEngineering	201.07.013.08	1
	Viafuge	2362	Continuous centrifugation, Jacketed	CARR	9004PLT/458	1
	Viafuge	3022	Continuous centrifugation, Jacketed	CARR	9004PLT/ 651	1
	Biological safety cabinet	3194	Bio Safety Cabinet with glass door, Class II Type A2	Nu-Aire	NU-S425-600/ 150441042612	1
704	Biological safety cabinet	3195	Bio Safety Cabinet with glass door, Class II Type A2	Nu-Aire	NU-S425-600/ 150442042612	1
	Depth filter	3040	Filter housing with stand, 316 LSS	CUNO	45272-03/ 12ZPC30F3T10CT	1
	Pre Filter	3043	Filter housing with stand, 316 LSS	CUNO	45272-02/ 12ZPC20F3T10CT	1
	Solution makeup Kettle, 800 L	HB# 3177	316 L SS, With Agitator, Loadcells, Lid	T&C	NB# 7288/ 5102-4	1

Alferon Equipment List
Location Room#	Equipment	AIM ID#	Description	Manufacturer	Model/ Serial#	Qty
	SS Tank, 1500L	HB# 3180	304L SS, with top mounted agitator, Jacketed, Quick connects for jacket, Temp sensor, Load cells, Closed tank with Manway	Precision Stainless	3867	1
	SS Tank, 1250L	HB# 3016	316L SS, with top mounted agitator, Jacketed, Quick connects for jacket, Temp controller, temp. sensor, Load cells, Closed tank with Manway	Precision Stainless	NB# 7288/ 5102-4	1
	SS Tank, 1200L	HB# 3013	316L SS, with agitator at bottom, Jacketed, Quick connects for jacket, Temp sensor, Load cells, Closed tank with Manway	DCI	NB# 4852/ JS1064	1
712	SS Tank, 750 L	HB# 2017	316L SS, Jacketed, Quick connects for jacket, Load cells, Closed tank with Manway	Paul Mueller	NB# 9607/ P9861	1
	SS Tank, 60 L	HB# 3017	316L SS, with agitator at bottom, Jacketed, Quick connects for jacket, Temp sensor, Level Sensor, Closed tank	T&C	NB# 1214/ TC7533	1
	Refrigerator	3236	Double glass door Refrigerator, 4 Shelves	Thermo Scientific	RGL5004A25/ 0112782301130716	1
704	Refrigerator	3310	Double glass door Refrigerator, 4 Shelves	True	GTM-47-LD/ 8039787	1

Building Utilities List
Location/ Room#	Utilities	ID#	Description	Manufacturer	Model# / Serial#	Qty.
Mechanical Room 515	Glycol Heater/ Cooler	N/A	Liquid Temp control system	Microtherm Chromalox	141-123622-969/ PC05019	1
Mechanical Room 515	Centrifugal Pump	3200 3201 3202	In-Line centrifugal Pumps	Griswold	M-A20-10021/ 0030010466 0030010467 0030011275	3
335	Rotary Screw Compressor	3216	Facility In-Line Air Compressor	Curtis	2WV-50/ 03D130001	1
Roof Top	Process Chiller	3047	Process chiller used to maintain Tank temperature during Manufacturing Process	York	CMX-250-18CNMIN/ PC05019	1
Mechanical Room 515	Glycol Storage Tank for Process Chiller	T-801	Glycol Storage Tank	N/A	N/A	1
Loading Dock Room 700	WFI Pyro Pure Distillation System	3186	Mueller WFI System	Mueller	MES-325-5/ 129488-2	1
Loading Dock Room 700	Penfield Purified Water System	3093	800L Capacity Purified Water System	Penfield Liquid Treatment System	51399-01/ 93A692	1

QC Lab Equipment List
Location Room#	Equipment	AIM ID#	Description	Manufacturer	Model/ Serial#	Qty
203	Osmometer 3320	3372	Osmometer	Advanced Instruments	3320/ D6070663A	1
222	RC5C centrifuge	3274	Refrigerated floor centrifuge	Sorvall Instruments	RC-5C/9002598	1
324	Microscope	1269	Inverted Microscope	Leitz	Daivert/975647	1
324	Biological Safety Cabinet	1205	Biological Safety Cabinet with Hinge Glass Sash	The Baker Co. Inc	B60-112/ SP-13496V	1
324	Microscope	1269	Inverted Microscope	Leitz	Daivert/975647	1
324	CO2 Incubator	3291	CO2 Incubator	Sayo Scientific	MCO-18AIC /70100550	1
324	Sonicator	1255	Sonicator	Bramsonic	B-221/65084	1
325	Dual Length TLC Scanner	1518	Gel scanner and densitometer	Shimadzu	CS930/1235704	1
325	Beckman HPLC	2242	HPLC	Beckman	System Gold/ 495542	1
325	Beckman HPLC	2275	HPLC	Beckman	LC126/ 354-1414	1
325	Mettler balance	2187	Delta Range AT261 Balance	Mettler Toledo	AT261/1116272235	1
325	Fotodyne	3448	UV transilluminator	Fotodyne	3-3100/ STF1-0291-2360	1
325	Perkin Elmer 1420	1776	1420 Ratio Recording Infrared Spectrophotometer	Perkin Elmer	1420/500745	1
325	CO2 Incubator	3262/3263	CO2 Incubator	Forma Scientific	3110/ 27383-4383/27383-4355	1
325	Waterbath	2282	Waterbath	VWR	1235PC /12105606	1
325	CO2 Incubator	2214	Top and Bottom CO2 Incubator	Forma Scientific	3326/33035-4554	1
325	Micro-Centrifuge	3170	Microcentrifuge	Binkmann	Eppendorf 5415/ 5415K1156	1
325	Plate Agitator	3404	Plate Agitator	New Brunswick Sci Co.	G-2/484158	1
325/327	Forma Glassware Dryer	1131	Glassware Dryer	Forma Scientific	6097/60985-012	1
325	Incubator	1799	Incubator	Fisher Scientific	655D/20200052	1
325	Speed Vac	1888	Speed vac	N/A	N/A	1
325	Mettler Balance	1101	Balance	Mettler	AE163/N/A	1
325	Beckman Centrifuge	1127	Centrifuge	Beckman	J-6B /62668	1
325	Microscope	1204	Microscope	Wild	M40/112353	1
325	Belco 407-624	1228	Bio safety Cabinet with sliding glass door	Belco Glass inc	8000-76000/BH-134	1
330	Mettler PM 200 - Balance	2186	Balance	Mettler	PM200/L09768	1
330	UVP (R & D)	2349	Biospectrum Multispectral Gel Imaging System	UVP ,P/N97-0337-01	Biospectrum Chemi 410 Imaging system/030210-005	1
330	Furnace (out of service)	2346	Furnace	Thermo Fisher	FB1315M/1256100252871	1
330	Glass-Col Heating Mantle	2347	Heating Mantle	Glas-Col	TM106/176539A	1
330 (Cabinet)	Air Sampler	1779	Biotest	Biotest	940011/9749	1
330	Incubator	1958	Water-Jacketed Incubator	Forma Scientific	3154/35678-1451	1
330	Biosafety Cabinet	1789	Bio safety Cabinet with sliding glass sash	The Baker Co.	SG-400/Sl-43599V	1
330	Biosafety Cabinet	1666	Bio safety Cabinet with sliding glass sash	The Baker Co.	SG-600/SL-39045	1
330 (Cabinet)	Met-One Particle Counter	1997	Laser Particle Counter	Met One	237A/962775598	1
330	Microscope	1260	Microscope	Leitz Wetzlar	Germany/950443	1
330 (Cabinet)	Particulate Counter	2284	Particulate Counter	N/A	N/A	1
330	Colony Counter	1278	Colony Counter	N/A	N/A	1
334	stirrer Plate	1455	Stirrer Plate	N/A	N/A	1

Miscellaneous Equipment
AIM ID#	Equipment	Qty	Description
2266	Genesys10	1	Spectrophotometer
2268	GE AKTA Primeplus	1	Chromatography system
1543	Sorvall RC/3B	1	Centrifuge
1133	Incubation Shaker	1	Incubation Shaker

Stainless Steel Tables and Benches
AIM ID#	Equipment	Qty	Description
N/A	SS Bench	1	316 L SS Bench
N/A	SS Bench	1	316 L SS Bench
N/A	Bench	1	316 L SS Bench
N/A	SS Table	1	24”x48”x35”
N/A	SS Table	1	30”x36”x36”
N/A	SS Table	1	30”x44”x33”
N/A	SS Table with undershelf	2	30”x60”x35”
N/A	SS Table with undershelf	1	32”x48”x33”
N/A	SS Table with undershelf	2	30”x48”x33”
N/A	SS Table with undershelf	1	30”x48”x36”

-80 Freezers for sale
ID#	Manufacturer	Model #	Serial #	Voltage	Clean Y/N	Year purchased

HB# 3340	Thermo	UXF60086A	130820901150410	120 V	Y	2015
HB# 2222	Thermo	8656	809475-25	120 V	Y	2005
HB# 2261	Thermo	8606	810195-505	120 V	Y	2006
HB# 2223	Thermo	8656	809475-24	120 V	Y	2004
HB# 2221	Thermo	8656	809475-23	120 V	Y	2005
HB# 3341	Thermo	UXF60086A	0130821001150410	120 V	Y	2015
HB# 3255	VWR/ Symphony	DW-86L628H	BE06Q1E0100B2B81006	120 V	Y	2013
HB# 3256	VWR/ Symphony	414004-201	BEO6Q1E0100B296D0002	120 V	Y	2013
HB# 2335	Dometic	UF-755-G	9040995	120 V	Y	2009
HB# 2334	Dometic	UF-755-G	9040916	120 V	Y	2009
HB# 2336	Dometic	UF-755G	9051115	120 V	Y	2009

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